Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	731.34
Total Transaction Valuation	5,295,711.00
Total Offset Amount	0.00
Net Fee	$ 731.34